UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MORGAN STANLEY INSTITUTIONAL FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MORGAN STANLEY INSTITUTIONAL FUND, INC.
on behalf of its
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
ADVANTAGE PORTFOLIO
ASIAN EQUITY PORTFOLIO
EMERGING MARKETS DOMESTIC DEBT PORTFOLIO
EMERGING MARKETS EXTERNAL DEBT PORTFOLIO
EMERGING MARKETS PORTFOLIO
FRONTIER EMERGING MARKETS PORTFOLIO
GLOBAL ADVANTAGE PORTFOLIO
GLOBAL DISCOVERY PORTFOLIO
GLOBAL FRANCHISE PORTFOLIO
GLOBAL OPPORTUNITY PORTFOLIO
GLOBAL REAL ESTATE PORTFOLIO
GROWTH PORTFOLIO
INTERNATIONAL ADVANTAGE PORTFOLIO
INTERNATIONAL EQUITY PORTFOLIO
INTERNATIONAL OPPORTUNITY PORTFOLIO
INTERNATIONAL REAL ESTATE PORTFOLIO
INTERNATIONAL SMALL CAP PORTFOLIO
MULTI-ASSET PORTFOLIO
OPPORTUNITY PORTFOLIO
SELECT GLOBAL INFRASTRUCTURE PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO
TOTAL EMERGING MARKETS PORTFOLIO
U.S. REAL ESTATE PORTFOLIO

c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Joint Special Meeting of Shareholders (the "Meeting") of the Class H shares of each of the series of Morgan Stanley Institutional Fund, Inc. (the "Fund") listed above (each a "Portfolio" and collectively, the "Portfolios") will be held on Wednesday, June 5, 2013, at 9:00 a.m., at the offices of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, 3rd Floor, Conference Room 3R, New York, NY 10036, and any adjournments or postponements thereof.

The Meeting is being held for the following purposes:

1.  For Class H shareholders of each Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for each Portfolio pursuant to which Class H shares will be reclassified as Class P shares.

2.  To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only holders of record of Class H shares of each Portfolio as of the close of business on March 28, 2013, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting of the Portfolios or any adjournments or postponements thereof.

  MARY E. MULLIN
  Secretary

Dated: April 3, 2013

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card(s). If you are unable to be present in person, please fill in, sign and return the enclosed Proxy Card(s) in order that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Certain shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their Proxy Card(s) or on the enclosed Voting Information Card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 5, 2013:

The Proxy Statement for the Joint Special Meeting of Shareholders is available on the Internet at the website address located on the enclosed Proxy Card(s).

MORGAN STANLEY INSTITUTIONAL FUND, INC.
on behalf of its
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
ADVANTAGE PORTFOLIO
ASIAN EQUITY PORTFOLIO
EMERGING MARKETS DOMESTIC DEBT PORTFOLIO
EMERGING MARKETS EXTERNAL DEBT PORTFOLIO
EMERGING MARKETS PORTFOLIO
FRONTIER EMERGING MARKETS PORTFOLIO
GLOBAL ADVANTAGE PORTFOLIO
GLOBAL DISCOVERY PORTFOLIO
GLOBAL FRANCHISE PORTFOLIO
GLOBAL OPPORTUNITY PORTFOLIO
GLOBAL REAL ESTATE PORTFOLIO
GROWTH PORTFOLIO
INTERNATIONAL ADVANTAGE PORTFOLIO
INTERNATIONAL EQUITY PORTFOLIO
INTERNATIONAL OPPORTUNITY PORTFOLIO
INTERNATIONAL REAL ESTATE PORTFOLIO
INTERNATIONAL SMALL CAP PORTFOLIO
MULTI-ASSET PORTFOLIO
OPPORTUNITY PORTFOLIO
SELECT GLOBAL INFRASTRUCTURE PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO
TOTAL EMERGING MARKETS PORTFOLIO
U.S. REAL ESTATE PORTFOLIO (collectively, the "Portfolios")

c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue

New York, NY 10036

JOINT PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD
JUNE 5, 2013

This Joint Proxy Statement is furnished by the Board of Directors (the "Board," the directors of which are referred to as the "Directors") of Morgan Stanley Institutional Fund, Inc. (the "Fund") in connection with the solicitation of proxies (separately referred to as a "Proxy" and collectively referred to as "Proxies") by the Board for use at the Joint Special Meeting of Shareholders (the "Meeting") of the Class H shareholders of the Portfolios (each a "Class H Shareholder" and collectively, the "Class H

Shareholders") to be held on Wednesday, June 5, 2013, at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Management Inc. (the "Adviser"), 522 Fifth Avenue, 3rd Floor, Conference Room 3R, New York, NY 10036. It is expected that the Notice of Joint Special Meeting of Shareholders, Joint Proxy Statement and Proxy Card(s) will first be mailed to Class H Shareholders on or about April 8, 2013. The purpose of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Joint Special Meeting of Shareholders.

If the accompanying Proxy for a Portfolio is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meeting, the proxies named therein will vote the shares with respect to the Portfolio (collectively, the "Shares") represented by it in accordance with the instructions marked thereon. Unmarked Proxies submitted by Class H Shareholders will be voted FOR Proposal 1. A Proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated Proxy to the Secretary of the Fund (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a Proxy; you must vote in person at the Meeting. Class H Shareholders whose Shares are held in street name by a broker of record and who wish to vote in person at the Meeting must obtain a legal proxy from their broker and present it at the Meeting to the inspector of elections.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Portfolio and, because Class H Shareholders may own Shares of more than one Portfolio, to avoid burdening Class H Shareholders with more than one proxy statement. If you own Shares of more than one Portfolio, you must complete a Proxy Card for each Portfolio you own. To the extent information relating to common ownership is available to the Fund, a Class H Shareholder that owns record Shares in two or more of the Portfolios will receive a package containing a Joint Proxy Statement and Proxy Cards for the Portfolios in which such Class H Shareholder is a record owner. If the information relating to common ownership is not available to the Fund, a Class H Shareholder who beneficially owns Shares in two or more Portfolios may receive two or more packages each containing a Joint Proxy Statement and a Proxy Card for each Portfolio in which such Class H Shareholder is a beneficial owner. If Proposal 1 is approved by Class H Shareholders of one Portfolio and disapproved by Class H Shareholders of other Portfolios, Proposal 1 will be implemented for the Portfolio that approved Proposal 1 and will not be implemented for any Portfolio that did not approve Proposal 1. Thus, it is essential that Class H Shareholders complete, date, sign and return each enclosed Proxy Card or vote by telephone or the Internet as indicated in each Portfolio's Proxy Card.

Only one Joint Proxy Statement will be delivered to multiple Class H Shareholders sharing an address, unless a Portfolio has received contrary instructions. Each Portfolio will furnish, upon written or oral request, a separate copy of the Joint Proxy Statement to a Class H Shareholder at a shared address to which a single Joint Proxy Statement was delivered. Requests for a separate Joint Proxy Statement, and notifications to a Portfolio that a Class H Shareholder wishes to receive separate copies in the future, should be made in writing to the respective Portfolio, c/o Morgan Stanley Client Relations, Attn: Morgan Stanley Institutional Fund, Inc., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, New Jersey 07311, or by calling toll-free (800) 548-7786. Multiple Class H Shareholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free (800) 548-7786.

The Board has fixed the close of business on March 28, 2013 as the record date (the "Record Date") for the determination of Class H Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. Each full share will be entitled to vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the Record Date, each Portfolio had the following number of Class H shares outstanding and entitled to vote:

Portfolio	Outstanding Class H Shares
Active International Allocation	6,248,959
Advantage	170,374
Asian Equity	10,000
Emerging Markets	5,846
Emerging Markets Domestic Debt	227,691
Emerging Markets External Debt	10,872
Frontier Emerging Markets	13,516
Global Advantage	20,886
Global Discovery	46,926
Global Franchise	207,081
Global Opportunity	293,332
Global Real Estate	1,209,240
Growth	1,797
International Advantage	10,000
International Equity	4,608,525
International Opportunity	10,000
International Real Estate	5,355
International Small Cap	788
Multi-Asset	90,949
Opportunity	10,655,525
Select Global Infrastructure	123,686
Small Company Growth	2,382,334
Total Emerging Markets	10,000
U.S. Real Estate	1,495,379

The cost of soliciting Proxies for the Meeting, consisting principally of printing and mailing expenses, is expected to be approximately $496,000, all of which will be borne by the Adviser. The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of the Fund or officers and regular employees of the Adviser, Morgan Stanley & Co. LLC ("Morgan Stanley & Co.") and/or Morgan Stanley Smith Barney LLC, without special compensation therefor. In addition, the Fund may employ Computershare Fund Services ("Computershare") to make telephone calls to Class H Shareholders to remind them to vote. The Fund, on behalf of the Portfolios, may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. The transfer agent services are currently provided by Morgan Stanley Services Company Inc.

Class H Shareholders may be able to vote their Shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Proxy Statement. The Internet procedures are designed to authenticate a Class H Shareholder's identity to allow Class H Shareholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Class H Shareholders can access the website or call the toll-free number listed on the Proxy Card. To vote by touchtone telephone or by Internet, Class H Shareholders will need the number that appears on the Proxy Card or Voting Information Card in the shaded box.

In certain instances, Computershare may call Class H Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Class H Shareholders' identities, to allow Class H Shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Class H Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Class H Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their Shares in accordance with their instructions. To ensure that the Class H Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Class H Shareholder's vote may be taken by telephone, each Class H Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy Card or by Internet or touchtone telephone as set forth above. The last proxy vote received in time to be voted, whether by Internet, mailed Proxy Card or touchtone telephone, will be the vote that is counted and will revoke all previous votes by the Class H Shareholder. In the event that Computershare is retained as proxy solicitor, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Class H Shareholders' telephone numbers and providing additional materials upon Class H Shareholder request, at an estimated cost of $137,000, which would be borne by the Adviser.

Each Portfolio will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2012 to any Class H Shareholder of the Portfolio requesting such reports. Requests for each Portfolio's annual report should be made in writing to the Portfolio at Morgan Stanley Services Company Inc., P.O. Box 219886, Kansas City, MO 64121-9885, by calling toll-free (800) 548-7786 or by visiting the Adviser's Internet website at www.morganstanley.com/im.

The Adviser also serves as the Fund's administrator. State Street Bank and Trust Company serves as sub-administrator to the Fund. The business address of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111-2101.

The Board of Directors of the Fund recommends that you vote "FOR" Proposal No. 1.

APPROVAL OF THE RECLASSIFICATION OF
CLASS H SHARES AS CLASS P SHARES
(Proposal No. 1)

The Board of Directors, including a majority of the Independent Directors, has approved, and recommends that Class H Shareholders of each Portfolio approve, reclassifying each Portfolio's Class H shares as Class P shares. Upon the reclassification, each Class H Shareholder will own Class P shares having an aggregate value equal to the aggregate value of Class H shares held by that Class H Shareholder as of the close of business on the day of the reclassification. The reclassification will be implemented by amending the Fund's Articles of Amendment and Restatement, as amended and supplemented to date. The Board of Directors, including a majority of the Independent Directors, approved the proposal to reclassify each Portfolio's Class H shares as Class P shares, the Articles of Amendment to the Fund's Articles of Amendment and Restatement reflecting the reclassification (the "Articles of Amendment") (the form of which is attached hereto as Appendix A) and a Plan of Reclassification for Class H shares of each Portfolio (the "Plan") (a form of which is attached hereto as Appendix B).

Shareholder approval of the reclassification is required under the terms of the Fund's organizational documents and Maryland law, which is the state law under which the Fund is organized. Therefore, Class H shares of a Portfolio will be reclassified as Class P shares only if a majority of the outstanding Class H shares of such Portfolio approve the reclassification.

Class H Shareholders will not incur upfront sales charges as a result of the reclassification of their Class H shares as Class P shares. Subsequent to the reclassification, purchases will be subject to the upfront sales charge applicable to the purchase of Class P shares unless the purchaser fits within a sales charge waiver category disclosed in the applicable Portfolio's prospectus. The following table shows certain comparative information with respect to Class H and Class P shares:

	Class H	Class P
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75% (4.00% for Emerging Markets Domestic Debt and Emerging Markets External Debt Portfolios)*	5.25% (4.25% for Emerging Markets Domestic Debt and Emerging Markets External Debt Portfolios)*
12b-1 fee	0.25%	0.25%
Minimum Initial Investment Amounts	$25,000	$1,000
Exchangeability	Class H shares of other available Portfolios of the Fund or Class H shares of available portfolios of Morgan Stanley Institutional Fund Trust	Class P shares of other available Portfolios of the Fund or Class P shares of available portfolios of Morgan Stanley Institutional Fund Trust

*  As shown below, the sales charge is reduced for purchases of $25,000 and over with respect to Class P and $50,000 and over with respect to Class H.

Class P

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

Class H

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

The reclassification is being proposed as part of an overall effort throughout the Morgan Stanley Fund Complex to provide a streamlined product offering for the Morgan Stanley Funds in order to more effectively compete in the fund marketplace. Such effort will eliminate certain share classes that the Adviser believes have little opportunity for growth, are redundant given other similar share classes that are currently offered and that add unnecessary complexity and inefficiency to the fund distribution effort. As a result, the Adviser believes that the proposed reclassification will contribute to a more effective and efficient marketing program for the Portfolios and therefore should facilitate growth in the Portfolios' assets. For the foregoing reasons, the Board believes that the reclassification is in the best interests of Class H Shareholders of the Portfolios.

At a meeting held on December 5, 2012, the Board approved the submission of this Proposal to Class H Shareholders for their approval.

Description of the Articles of Amendment

The following discussion of the Articles of Amendment is qualified in its entirety by reference to the Articles of Amendment, a form of which is attached hereto as Appendix A.

The reclassification will be implemented by amending and restating the Fund's Articles of Amendment and Restatement. If the Proposal is approved and implemented, the Articles of Amendment and Restatement will be amended and restated to reflect the reclassification of Class H shares as Class P shares. The Articles of Amendment will not amend or change the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption for Class P shares.

Description of the Plan of Reclassification

The following discussion of the terms of the Plan is qualified in its entirety by reference to the Plan of Reclassification, a form of which is attached hereto as Appendix B.

The Plan provides for all outstanding Class H shares of each Portfolio to be reclassified as Class P shares of the same respective Portfolio. Upon the reclassification, each Class H Shareholder will own Class P shares having an aggregate value equal to the aggregate value of Class H shares held by that Shareholder as of the close of business of the day of the reclassification. Each Portfolio will then designate on its books and records each Class H Shareholder as holding the number of Class P shares of the same respective Portfolio.

The Plan will only become effective upon approval of the Plan and Articles of Amendment by the affirmative vote of holders of a majority of the outstanding Class H shares of each Portfolio. The Board of Directors may determine not to implement this Proposal until this Proposal has been approved by Class H Shareholders of all the Portfolios. If this Proposal is not approved by Class H Shareholders with respect to one or more Portfolios, the Board will consider alternative courses of action, including implementing the Plan with respect to those Portfolios for which Class H Shareholders have approved this Proposal.

Subject to Class H Shareholder approval, the closing date of the reclassification whereby the Plan will take effect will be on or about July 15, 2013 (or at a later date if the Meeting is adjourned or postponed).

Federal Income Tax Consequences

The proposed reclassification should be deemed to be a non-taxable exchange under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification of the reclassification as a tax-free transaction means, among other things, that (i) no gain or loss will be recognized under the Code by each Portfolio or by the Class H Shareholders of each Portfolio as a result of the reclassification, and (ii) a Class H Shareholder's adjusted basis for federal income tax purposes in the Class P shares received in the reclassification will be the same as that Class H Shareholder's adjusted basis in the Class H shares immediately before the reclassification. Dechert LLP, counsel to the Fund, will provide a legal opinion to the effect that, based on certain facts, assumptions, and representations, the reclassification shall constitute a tax-free transaction for federal income tax purposes.

Vote Required and Board Recommendation

Approval of this Proposal requires the affirmative vote of the holders of a majority of the outstanding Class H shares of each Portfolio entitled to vote thereon. Under the Investment Company Act of 1940, as amended (the "1940 Act"), this means the affirmative vote of the lesser of (a) 67% or more of the voting shares present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares of each Portfolio. The Board of Directors of the Fund recommends that you vote "FOR" Proposal 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following persons or entities owned, of record or beneficially, more than 5% of the outstanding Class H shares of the following Portfolios:

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Morgan Stanley & Co. Harborside Financial Center 201 Plaza II, 3rd Floor Jersey City, NJ 07311	72.45%
State Street Bank & Trust Co. 105 Rosemont Ave. Westwood, MA 02090	10.84%

ADVANTAGE PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	51.70%
Morgan Stanley & Co. 444 Madison Ave., 18th Floor New York, NY 10022	9.24%
Morgan Stanley & Co. Harborside Financial Center 201 Plaza II, 3rd Floor Jersey City, NJ 07311	8.86%

ASIAN EQUITY PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

EMERGING MARKETS PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Morgan Stanley & Co. 108 Midland St. Cold Spring Harbor, NY 11724	43.35%
Morgan Stanley & Co. 108 Midland St. Cold Spring Harbor, NY 11724	26.01%
Morgan Stanley & Co. Harborside Financial Center 201 Plaza II, 3rd Floor Jersey City, NJ 07311	23.46%
Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	7.17%

EMERGING MARKETS DOMESTIC DEBT PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Morgan Stanley & Co. Harborside Financial Center 201 Plaza II, 3rd Floor Jersey City, NJ 07311	94.83%

EMERGING MARKETS EXTERNAL DEBT PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	91.98%
Morgan Stanley & Co. Harborside Financial Center 201 Plaza II, 3rd Floor Jersey City, NJ 07311	8.02%

FRONTIER EMERGING MARKETS PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Morgan Stanley & Co. Harborside Financial Center 201 Plaza II, 3rd Floor Jersey City, NJ 07311	94.62%
Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	5.38%

GLOBAL ADVANTAGE PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Sandeep Chainani c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	52.12%
Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	47.88%

GLOBAL DISCOVERY PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Morgan Stanley & Co. Harborside Financial Center 201 Plaza II, 3rd Floor Jersey City, NJ 07311	40.28%
Sandeep Chainani c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	23.19%
Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	21.31%

Shareholder	Percentage of Outstanding Shares
Christopher T. Russo 504 West 110th St. Apt. 9B New York, NY 10025	8.06%
State Street Bank & Trust Co. 26 Oxford Court Matawan, NJ 07747	7.16%

GLOBAL FRANCHISE PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Morgan Stanley & Co. Harborside Financial Center 201 Plaza II, 3rd Floor Jersey City, NJ 07311	30.76%
Morgan Stanley & Co. 334 Severn Rd. Annapolis, MD 21401	13.39%
Morgan Stanley & Co. 120 Waterlot Rd. Sunapee, NH 03782	7.20%
Morgan Stanley Smith Barney LLC 7016 East Sunnyvale Rd. Paradise Valley, AZ 85253	7.02%
Morgan Stanley & Co. 5 Waterbury Court Baltimore, MD 21212	6.94%
Morgan Stanley & Co. 303 Race Hill Rd. Madison, CT 06443	6.46%
Morgan Stanley & Co. 313 West 118th St. Apt. 4C New York, NY 10026	6.33%

GLOBAL OPPORTUNITY PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	9.00%

Shareholder	Percentage of Outstanding Shares
National Financial Services, LLC P.O. Box 1272 Zephyr Cove, NV 89448	5.02%

GLOBAL REAL ESTATE PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Oppenheimer & Co. Inc. 138th Street & Convent Ave., Rm. W112 New York, NY 10031	33.76%
Oppenheimer & Co. Inc. 2005 Revocable Trust 16030 Ventura Blvd, Ste. 380 Encino, CA 91436	11.00%
Morgan Stanley & Co. P.O. Box 365 Prescott, WI 54021	10.72%
Oppenheimer & Co. Inc. David Crane Trust 16030 Ventura Blvd, Ste. 380 Encino, CA 91436	10.18%
Oppenheimer & Co. Inc. 2005 Revocable Trust 6 Bass Pond Lane
Weston, MA 02493	9.73%

GROWTH PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Morgan Stanley & Co. Harborside Financial Center 201 Plaza II, 3rd Floor Jersey City, NJ 07311	72.56%
Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	20.17%
Jim R. Sgheiza 7121 Oakberry Way Citrus Heights, CA 95621	5.28%

INTERNATIONAL ADVANTAGE PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

INTERNATIONAL EQUITY PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Morgan Stanley & Co. Harborside Financial Center 201 Plaza II, 3rd Floor Jersey City, NJ 07311	76.16%
First Clearing, LLC 2801 Market St. Saint Louis, MO 63103	5.77%

INTERNATIONAL OPPORTUNITY PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

INTERNATIONAL REAL ESTATE PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Morgan Stanley & Co. Harborside Financial Center 201 Plaza II, 3rd Floor Jersey City, NJ 07311	89.21%

Shareholder	Percentage of Outstanding Shares
Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	10.79%

INTERNATIONAL SMALL CAP PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

MULTI-ASSET PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Arthur Lev & Beth Lev c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	33.67%
Morgan Stanley & Co. Harborside Financial Center 201 Plaza II, 3rd Floor Jersey City, NJ 07311	27.85%
Meenakshi Lakshman & Lakshman Easwaran c/o Morgan Stanley Investment Management 522 Fifth Ave. New York, NY 10036	11.04%
Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	11.00%
Morgan Stanley & Co. 179 Bergen St., Apt. 9E Brooklyn, NY 11217	7.64%

OPPORTUNITY PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Morgan Stanley & Co. Harborside Financial Center 201 Plaza II, 3rd Floor Jersey City, NJ 07311	18.54%
Nationwide Trust Co. FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	6.62%
First Clearing LLC 2801 Market St. Saint Louis, MO 63103	6.47%
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	6.28%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.11%

SELECT GLOBAL INFRASTRUCTURE PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Morgan Stanley & Co. 5847 San Felipe, Suite 1700 Houston, TX 77057	63.46%
Morgan Stanley & Co. 2517 Granada Blvd. Coral Gables, FL 33134	17.94%
Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	8.08%
Morgan Stanley & Co. Harborside Financial Center 201 Plaza II, 3rd Floor Jersey City, NJ 07311	7.48%

SMALL COMPANY GROWTH PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Morgan Stanley & Co. Harborside Financial Center 201 Plaza II, 3rd Floor Jersey City, NJ 07311	79.65%

TOTAL EMERGING MARKETS PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

U.S. REAL ESTATE PORTFOLIO

Shareholder	Percentage of Outstanding Shares
Class H
Morgan Stanley & Co. Harborside Financial Center 201 Plaza II, 3rd Floor Jersey City, NJ 07311	68.65%

As of the Record Date, the aggregate number of Shares of the Portfolios owned by the Fund's officers and Directors as a group was less than 1% of the Portfolios' outstanding Shares.

ADDITIONAL INFORMATION

General

The holders of one-third of the Shares issued and outstanding and entitled to vote of each Portfolio, present in person or represented by proxy, will constitute a quorum for the Portfolio at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve or reject the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Portfolio present in person or by Proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those Proxies required to be voted against the Proposal. Abstentions will not be voted either for or against any such adjournment. Additionally, in the event the necessary quorum is not obtained, any officer entitled to preside at, or act as secretary of, the Meeting has the power to adjourn the Meeting from time to time.

Principal Underwriter and Administrator

Morgan Stanley Distribution, Inc., whose principal address is 522 Fifth Avenue, New York, NY 10036, is the principal underwriter for the Fund. Morgan Stanley Investment Management Inc., whose principal address is 522 Fifth Avenue, New York, New York 10036, serves as the Fund's administrator.

Submission of Shareholder Proposals

The Fund is not required and does not intend to hold regular shareholder meetings unless shareholder action is required in accordance with the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund at the address shown at the beginning of this Joint Proxy Statement, within a reasonable time before the Fund begins to print and mail its proxy materials for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS

The Board knows of no business, other than that set forth in the Notice of Joint Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

Shareholders who do not expect to be present at the Meeting and who wish to have their Shares voted are requested to either vote by telephone or Internet by following the instructions on the Proxy Card(s), or date and sign the enclosed Proxy Card(s) and return it in the enclosed envelope. No postage is required if mailed in the United States.

  MARY E. MULLIN
  Secretary

Dated: April 3, 2013

Appendix A

MORGAN STANLEY INSTITUTIONAL FUND, INC.
FORM OF ARTICLES OF AMENDMENT

MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland (the "Department") that:

FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

SECOND: The Corporation desires to, and does hereby, amend its Articles of Amendment and Restatement, as amended and supplemented (the "Charter"), pursuant to Sections 2-601 et seq. of the MARYLAND GENERAL CORPORATION LAW (the "MGCL") to reclassify the shares of each portfolio of common stock of the Corporation that are designated as "Class H" shares, other than the shares of the Global Insight Portfolio and the Insight Portfolio that are designated as "Class H" shares, to be and become "Class P" shares of the applicable portfolio.

THIRD: The amendment to the Charter of the Corporation set forth in Article SECOND shall apply to all issued and outstanding shares, and all authorized but unissued shares, of each portfolio of common stock of the Corporation that are designated as "Class H" shares, other than the shares of the Global Insight Portfolio and the Insight Portfolio that are designated as "Class H" shares.

FOURTH: Immediately prior to the effectiveness of the amendment to the Charter set forth in Article SECOND, the total number of shares of stock of all classes that the Corporation had authority to issue was fifty-one billion five hundred million (51,500,000,000) shares of common stock, having an aggregate par value of fifty-five million five hundred thousand dollars ($55,500,000), and the shares of each portfolio and class of common stock of the Corporation were designated and classified as follows:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED
Active International Allocation Portfolio — Class I	500,000,000 shares
Active International Allocation Portfolio — Class P	500,000,000 shares
Active International Allocation Portfolio — Class H	500,000,000 shares
Active International Allocation Portfolio — Class L	500,000,000 shares
Advantage Portfolio — Class I	500,000,000 shares
Advantage Portfolio — Class P	500,000,000 shares
Advantage Portfolio — Class H	500,000,000 shares
Advantage Portfolio — Class L	500,000,000 shares
Asian Equity Portfolio — Class I	500,000,000 shares
Asian Equity Portfolio — Class P	500,000,000 shares
Asian Equity Portfolio — Class H	500,000,000 shares
Asian Equity Portfolio — Class L	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class I†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class P†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class H†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class L†	500,000,000 shares

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED
Emerging Markets External Debt Portfolio — Class I	500,000,000 shares
Emerging Markets External Debt Portfolio — Class P	500,000,000 shares
Emerging Markets External Debt Portfolio — Class H	500,000,000 shares
Emerging Markets External Debt Portfolio — Class L	500,000,000 shares
Emerging Markets Portfolio — Class I	500,000,000 shares
Emerging Markets Portfolio — Class P	500,000,000 shares
Emerging Markets Portfolio — Class H	500,000,000 shares
Emerging Markets Portfolio — Class L	500,000,000 shares
Frontier Emerging Markets Portfolio — Class I	500,000,000 shares
Frontier Emerging Markets Portfolio — Class P	500,000,000 shares
Frontier Emerging Markets Portfolio — Class H	500,000,000 shares
Frontier Emerging Markets Portfolio — Class L	500,000,000 shares
Global Advantage Portfolio — Class I	500,000,000 shares
Global Advantage Portfolio — Class P	500,000,000 shares
Global Advantage Portfolio — Class H	500,000,000 shares
Global Advantage Portfolio — Class L	500,000,000 shares
Global Discovery Portfolio — Class I	500,000,000 shares
Global Discovery Portfolio — Class P	500,000,000 shares
Global Discovery Portfolio — Class H	500,000,000 shares
Global Discovery Portfolio — Class L	500,000,000 shares
Global Franchise Portfolio — Class I	500,000,000 shares
Global Franchise Portfolio — Class P	500,000,000 shares
Global Franchise Portfolio — Class H	500,000,000 shares
Global Franchise Portfolio — Class L	500,000,000 shares
Global Insight Portfolio — Class I	500,000,000 shares
Global Insight Portfolio — Class H	500,000,000 shares
Global Insight Portfolio — Class L	500,000,000 shares
Global Opportunity Portfolio — Class I	500,000,000 shares
Global Opportunity Portfolio — Class P	500,000,000 shares
Global Opportunity Portfolio — Class H	500,000,000 shares
Global Opportunity Portfolio — Class L	500,000,000 shares
Global Real Estate Portfolio — Class I	500,000,000 shares
Global Real Estate Portfolio — Class P	500,000,000 shares
Global Real Estate Portfolio — Class H	500,000,000 shares
Global Real Estate Portfolio — Class L	500,000,000 shares
Growth Portfolio — Class I	500,000,000 shares
Growth Portfolio — Class P	500,000,000 shares
Growth Portfolio — Class H	500,000,000 shares
Growth Portfolio — Class L	500,000,000 shares
Insight Portfolio — Class I	500,000,000 shares
Insight Portfolio — Class H	500,000,000 shares
Insight Portfolio — Class L	500,000,000 shares
International Advantage Portfolio — Class I	500,000,000 shares
International Advantage Portfolio — Class P	500,000,000 shares
International Advantage Portfolio — Class H	500,000,000 shares

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED
International Advantage Portfolio — Class L	500,000,000 shares
International Equity Portfolio — Class I	500,000,000 shares
International Equity Portfolio — Class P	500,000,000 shares
International Equity Portfolio — Class H	500,000,000 shares
International Equity Portfolio — Class L	500,000,000 shares
International Opportunity Portfolio — Class I	500,000,000 shares
International Opportunity Portfolio — Class P	500,000,000 shares
International Opportunity Portfolio — Class H	500,000,000 shares
International Opportunity Portfolio — Class L	500,000,000 shares
International Real Estate Portfolio — Class I	500,000,000 shares
International Real Estate Portfolio — Class P	500,000,000 shares
International Real Estate Portfolio — Class H	500,000,000 shares
International Real Estate Portfolio — Class L	500,000,000 shares
International Small Cap Portfolio — Class I	1,000,000,000 shares
International Small Cap Portfolio — Class P	500,000,000 shares
International Small Cap Portfolio — Class H	500,000,000 shares
International Small Cap Portfolio — Class L	500,000,000 shares
Multi-Asset Portfolio — Class I	500,000,000 shares
Multi-Asset Portfolio — Class P	500,000,000 shares
Multi-Asset Portfolio — Class H	500,000,000 shares
Multi-Asset Portfolio — Class L	500,000,000 shares
Opportunity Portfolio — Class I	500,000,000 shares
Opportunity Portfolio — Class P	500,000,000 shares
Opportunity Portfolio — Class H	500,000,000 shares
Opportunity Portfolio — Class L	500,000,000 shares
Select Global Infrastructure Portfolio — Class I	500,000,000 shares
Select Global Infrastructure Portfolio — Class P	500,000,000 shares
Select Global Infrastructure Portfolio — Class H	500,000,000 shares
Select Global Infrastructure Portfolio — Class L	500,000,000 shares
Small Company Growth Portfolio — Class I	500,000,000 shares
Small Company Growth Portfolio — Class P	500,000,000 shares
Small Company Growth Portfolio — Class H	500,000,000 shares
Small Company Growth Portfolio — Class L	500,000,000 shares
Total Emerging Markets Portfolio — Class I	500,000,000 shares
Total Emerging Markets Portfolio — Class P	500,000,000 shares
Total Emerging Markets Portfolio — Class H	500,000,000 shares
Total Emerging Markets Portfolio — Class L	500,000,000 shares
U.S. Real Estate Portfolio — Class I	500,000,000 shares
U.S. Real Estate Portfolio — Class P	500,000,000 shares
U.S. Real Estate Portfolio — Class H	500,000,000 shares
U.S. Real Estate Portfolio — Class L	500,000,000 shares
Total	51,500,000,000 shares

†  The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic Debt Portfolio — Class I,

Emerging Markets Domestic Debt Portfolio — Class P, Emerging Markets Domestic Debt Portfolio — Class H and Emerging Markets Domestic Debt Portfolio — Class L, which have a par value of $0.003 per share.

FIFTH: Immediately following the effectiveness of the amendment to the Charter set forth in Article SECOND, the total number of shares of stock of all classes that the Corporation has authority to issue is fifty-one billion five hundred million (51,500,000,000) shares of common stock, having an aggregate par value of fifty-five million five hundred thousand dollars ($55,500,000), and the shares of each portfolio and class of common stock of the Corporation are designated and classified as follows:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED
Active International Allocation Portfolio — Class I	500,000,000 shares
Active International Allocation Portfolio — Class P	1,000,000,000 shares
Active International Allocation Portfolio — Class L	500,000,000 shares
Advantage Portfolio — Class I	500,000,000 shares
Advantage Portfolio — Class P	1,000,000,000 shares
Advantage Portfolio — Class L	500,000,000 shares
Asian Equity Portfolio — Class I	500,000,000 shares
Asian Equity Portfolio — Class P	1,000,000,000 shares
Asian Equity Portfolio — Class L	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class I†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class P†	1,000,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class L†	500,000,000 shares
Emerging Markets External Debt Portfolio — Class I	500,000,000 shares
Emerging Markets External Debt Portfolio — Class P	1,000,000,000 shares
Emerging Markets External Debt Portfolio — Class L	500,000,000 shares
Emerging Markets Portfolio — Class I	500,000,000 shares
Emerging Markets Portfolio — Class P	1,000,000,000 shares
Emerging Markets Portfolio — Class L	500,000,000 shares
Frontier Emerging Markets Portfolio — Class I	500,000,000 shares
Frontier Emerging Markets Portfolio — Class P	1,000,000,000 shares
Frontier Emerging Markets Portfolio — Class L	500,000,000 shares
Global Advantage Portfolio — Class I	500,000,000 shares
Global Advantage Portfolio — Class P	1,000,000,000 shares
Global Advantage Portfolio — Class L	500,000,000 shares
Global Discovery Portfolio — Class I	500,000,000 shares
Global Discovery Portfolio — Class P	1,000,000,000 shares
Global Discovery Portfolio — Class L	500,000,000 shares
Global Franchise Portfolio — Class I	500,000,000 shares
Global Franchise Portfolio — Class P	1,000,000,000 shares
Global Franchise Portfolio — Class L	500,000,000 shares
Global Insight Portfolio — Class I	500,000,000 shares
Global Insight Portfolio — Class H	500,000,000 shares
Global Insight Portfolio — Class L	500,000,000 shares
Global Opportunity Portfolio — Class I	500,000,000 shares
Global Opportunity Portfolio — Class P	1,000,000,000 shares
Global Opportunity Portfolio — Class L	500,000,000 shares

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED
Global Real Estate Portfolio — Class I	500,000,000 shares
Global Real Estate Portfolio — Class P	1,000,000,000 shares
Global Real Estate Portfolio — Class L	500,000,000 shares
Growth Portfolio — Class I	500,000,000 shares
Growth Portfolio — Class P	1,000,000,000 shares
Growth Portfolio — Class L	500,000,000 shares
Insight Portfolio — Class I	500,000,000 shares
Insight Portfolio — Class H	500,000,000 shares
Insight Portfolio — Class L	500,000,000 shares
International Advantage Portfolio — Class I	500,000,000 shares
International Advantage Portfolio — Class P	1,000,000,000 shares
International Advantage Portfolio — Class L	500,000,000 shares
International Equity Portfolio — Class I	500,000,000 shares
International Equity Portfolio — Class P	1,000,000,000 shares
International Equity Portfolio — Class L	500,000,000 shares
International Opportunity Portfolio — Class I	500,000,000 shares
International Opportunity Portfolio — Class P	1,000,000,000 shares
International Opportunity Portfolio — Class L	500,000,000 shares
International Real Estate Portfolio — Class I	500,000,000 shares
International Real Estate Portfolio — Class P	1,000,000,000 shares
International Real Estate Portfolio — Class L	500,000,000 shares
International Small Cap Portfolio — Class I	1,000,000,000 shares
International Small Cap Portfolio — Class P	1,000,000,000 shares
International Small Cap Portfolio — Class L	500,000,000 shares
Multi-Asset Portfolio — Class I	500,000,000 shares
Multi-Asset Portfolio — Class P	1,000,000,000 shares
Multi-Asset Portfolio — Class L	500,000,000 shares
Opportunity Portfolio — Class I	500,000,000 shares
Opportunity Portfolio — Class P	1,000,000,000 shares
Opportunity Portfolio — Class L	500,000,000 shares
Select Global Infrastructure Portfolio — Class I	500,000,000 shares
Select Global Infrastructure Portfolio — Class P	1,000,000,000 shares
Select Global Infrastructure Portfolio — Class L	500,000,000 shares
Small Company Growth Portfolio — Class I	500,000,000 shares
Small Company Growth Portfolio — Class P	1,000,000,000 shares
Small Company Growth Portfolio — Class L	500,000,000 shares
Total Emerging Markets Portfolio — Class I	500,000,000 shares
Total Emerging Markets Portfolio — Class P	1,000,000,000 shares
Total Emerging Markets Portfolio — Class L	500,000,000 shares
U.S. Real Estate Portfolio — Class I	500,000,000 shares
U.S. Real Estate Portfolio — Class P	1,000,000,000 shares
U.S. Real Estate Portfolio — Class L	500,000,000 shares
Total	51,500,000,000 shares

†  The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic Debt Portfolio — Class I,

Emerging Markets Domestic Debt Portfolio — Class P and Emerging Markets Domestic Debt Portfolio — Class L, which have a par value of $0.003 per share.

SIXTH: The terms applicable to the classes of common stock reclassified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, as set by the Board of Directors, are the same as the terms of the existing classes of common stock which are set forth in the Charter.

SEVENTH: The foregoing amendment to the Charter as set forth in these Articles of Amendment has been duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation as required by law.

EIGHTH: These Articles of Amendment shall be effective upon filing with the Department.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this _____ day of _______________, 2013.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
By: Arthur Lev President
ATTEST:
By: Mary E. Mullin Secretary

THE UNDERSIGNED, President of MORGAN STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

Arthur Lev President

Appendix B

FORM OF PLAN OF RECLASSIFICATION

THE PLAN OF RECLASSIFICATION (the "Plan") dated as of this ___ day of ______ 201__ is adopted on behalf of each portfolio listed on Exhibit A hereto (each a "Portfolio" and collectively, the "Portfolios"), each a separate series of Morgan Stanley Institutional Fund, Inc. (the "Company"), a Maryland corporation with its principal place of business at 522 Fifth Avenue, New York, New York 10036, operating as an open-end management investment company under the Investment Company Act of 1940, as amended.

WHEREAS, the reclassification (the "Reclassification") is intended to be effectuated pursuant to an amendment to the Company's Articles of Amendment and Restatement.

WHEREAS, the Reclassification will consist of (i) the reclassification of all of the authorized (including issued and outstanding) Class H shares of each applicable Portfolio, identified on Exhibit A hereto, as Class P shares of the same respective Portfolio, upon the terms and subject to the conditions set forth herein; and

WHEREAS, the Plan is intended to be and is adopted as a "plan of reorganization" within the meaning of Section 368(a)(1)(E) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"); and

WHEREAS, the Reclassification is expected to qualify as a tax-free transaction under Section 1036 of the Code and should also qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(E) of the Code; and

WHEREAS, the Board of Directors of the Company on behalf of the Portfolios has determined that the Reclassification is advisable and in the best interests of the applicable Portfolio shareholders, and that the interests of the existing holders of Class P Shares of each Portfolio would not be diluted as a result of the Reclassification.

1.  RECLASSIFICATION

1.1.  Upon the terms and subject to the conditions precedent set forth herein, each Class H share shall be reclassified as Class P shares of the same respective Portfolio. The respective Portfolio shall designate on its books and records each such Class H shareholder as holding the number of Class P Shares of the same respective Portfolio, including fractional Class P Shares, determined by dividing the net asset value of one Class H Share of the respective Portfolio, as applicable, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class P Share of the same respective Portfolio, computed in the manner as of the time and date set forth in paragraph 2.2, multiplied by the total number of Class H shares of the respective Portfolio, as applicable, owned by each such Class H shareholder. Such transactions shall take place at the closing on the Closing Date (as defined below) provided for in paragraph 3.1 (the "Closing").

1.2.  On or prior to the Closing Date, the Reclassification will be accomplished by the Company filing an amendment to the Company's Articles of Amendment and Restatement to reflect the Reclassification that has been approved as described in Section 5.1 (the "Amendment") which shall become effective as of the Closing Date.

1.3.  Ownership of the Class P Shares of the applicable Portfolio will be shown on the books of such Portfolio's transfer agent.

2.  VALUATION

2.1.  The net asset value of the Class H Shares of the applicable Portfolios shall be the value computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on or prior to the date of the Closing of the Reclassification (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the current prospectus and statement of additional information of such Portfolio as of the Valuation Date.

2.2.  The net asset value of the Class P Shares of each Portfolio shall be the value computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the current prospectus and statement of additional information of such Portfolio as of the Valuation Date.

2.3.  All computations of value shall be made by the Portfolios' pricing agent in accordance with its regular practice as pricing agent for the Portfolios.

2.4  In the event that on the Valuation Date (i) the NYSE or another primary trading market for portfolio securities of the Portfolios shall be closed to trading or trading thereon shall be restricted or (ii) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of any Portfolio is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.  CLOSING AND CLOSING DATE

3.1.  The date of the Closing of the Reclassification shall be established by the Company in its sole discretion (the "Closing Date"). The Closing shall be held as of 9:00 a.m. (Eastern time) at the offices of the Company, 522 Fifth Avenue, New York, NY 10036, or at such other time and/or place as the Company shall decide. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. (Eastern time) on the Closing Date unless otherwise provided.

4.  OPERATION OF BUSINESS

4.1.  Each Portfolio will operate its business, with regard to the shares referred to herein, in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable, in each case payable either in cash or in additional shares.

4.2.  Each Portfolio shall use its commercially reasonable efforts to cause the Reclassification to qualify as a tax-free transaction under Section 1036 of the Code and as a tax-free "reorganization" within the meaning of Section 368(a)(1)(E) of the Code.

5.  CONDITIONS PRECEDENT TO OBLIGATIONS FOR RECLASSIFICATION

5.1.  The Plan shall become effective only upon approval of the Plan and Amendment by the affirmative vote of holders of a majority of the outstanding Class H Shares, as applicable, of each appropriate Portfolio.

5.2.  If the Plan is not approved separately, as set forth in Section 5.1 above, by each class of each Portfolio as identified on Exhibit A hereto and in accordance with the provisions of the Company's Amended and Restated Articles of Incorporation and By-laws on or before the Closing Date, the Plan shall not be consummated for such class of that Portfolio.

5.3.  The Portfolios will use commercially reasonable efforts to take all actions necessary, proper or advisable to obtain approval of the transactions contemplated herein.

6.  EXPENSES

6.1.  Morgan Stanley Investment Management Inc., the investment adviser to the Company, will assume the costs and expenses of the Reclassification.

6.2.  No Portfolio will impose up-front sales charges upon affected shareholders as a part of the Reclassification.

EXHIBIT A

Applicable Portfolio	Reclassified Class	Reclassified As
Active International Allocation Portfolio	Class H	Class P
Advantage Portfolio	Class H	Class P
Asian Equity Portfolio	Class H	Class P
Emerging Markets Domestic Debt Portfolio	Class H	Class P
Emerging Markets External Debt Portfolio	Class H	Class P
Emerging Markets Portfolio	Class H	Class P
Frontier Emerging Markets Portfolio	Class H	Class P
Global Advantage Portfolio	Class H	Class P
Global Discovery Portfolio	Class H	Class P
Global Franchise Portfolio	Class H	Class P
Global Opportunity Portfolio	Class H	Class P
Global Real Estate Portfolio	Class H	Class P
Growth Portfolio	Class H	Class P
International Advantage Portfolio	Class H	Class P
International Equity Portfolio	Class H	Class P
International Opportunity Portfolio	Class H	Class P
International Real Estate Portfolio	Class H	Class P
International Small Cap Portfolio	Class H	Class P
Multi-Asset Portfolio	Class H	Class P
Opportunity Portfolio	Class H	Class P
Select Global Infrastructure Portfolio	Class H	Class P
Small Company Growth Portfolio	Class H	Class P
Total Emerging Markets Portfolio	Class H	Class P
U.S. Real Estate Portfolio	Class H	Class P

Exhibit A-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 522 Fifth Avenue New York NY 10036 on June 5, 2013

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY INSTITUTIONAL FUND, INC. – [ name ]	PROXY
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 5, 2013

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Institutional Fund, Inc. (“MSIF”) on behalf of the [name] (the “Portfolio”)

The undersigned hereby constitutes and appoints Stefanie V. Chang Yu, Mary E. Mullin and Arthur Lev, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Portfolio, held of record by the undersigned on March 28, 2013 at the Joint Special Meeting of Shareholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 5, 2013 at 9:00 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to Be Held on June 5, 2013.

The Joint Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-[to follow]

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE JOINT PROXY STATEMENT.

TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

		FOR	AGAINST	ABSTAIN
1.

To approve the Articles of Amendment to MSIF’s Articles of Amendment and Restatement and a Plan of Reclassification for each Portfolio pursuant to which Class H shares will be reclassified as Class P shares.

		☐	☐	☐

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

MORGAN STANLEY INSTITUTIONAL FUND, INC. - [NAME] SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON 6/5/13 Your vote is important. Thank you for voting.

Read the Joint Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at  11:59 pm ET the night before the meeting or cutoff date.

To vote by Internet

1)  Go to website www.proxyvote.com.

2)  Follow the instructions provided on the website.

To vote by Telephone

1)  Call 1-800-454-8683.

2)  Follow the instructions.

To vote by Mail

1)  Check the appropriate boxes on the voting instruction form below.

2)  Sign and date the voting instruction form.

3)  Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M56443-S03246

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on June 5, 2013. The following material is available at www.proxyvote.com: Proxy Statement

	PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐

The Board of Directors of Morgan Stanley Institutional Fund, Inc. ("MSIF") recommends you vote FOR the following proposal:		For	Against	Abstain

1.	To approve the Articles of Amendment to MSIF’s Articles of Amendment and Restatement and a Plan of Reclassification pursuant to which Class H shares will be reclassified as Class P shares.	☐	☐	☐

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Special Meeting of Shareholders of the above-mentioned Portfolio will be held on June 5, 2013 at the principal executive office of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, NY 10036, to vote on the proposal set forth in the Notice of Special Meeting of Shareholders.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted "FOR" the Proposal.

NOTE: Please sign exactly as your name appears on this voting instruction form. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date